SUBORDINATED DEBENTURES	12 Months Ended
Sep. 30, 2013
Brokers And Dealers [Abstract]
SUBORDINATED DEBENTURES

(12) SUBORDINATED DEBENTURES

On December 13, 2006, the Company, through its wholly owned statutory trust, NASB Preferred Trust I (the “Trust”), issued $25 million of pooled Trust Preferred Securities. The Trust used the proceeds from the offering to purchase a like amount of the Company’s subordinated debentures. The debentures, which have a variable rate of 1.65% over the 3-month LIBOR and a 30-year term, are the sole assets of the Trust. In exchange for the capital contributions made to the Trust by the Company upon formation, the Company owns all the common securities of the Trust.

In accordance with Financial Accounting Standards Board ASC 810-10, the Trust qualifies as a special purpose entity that is not required to be consolidated in the financial statements of the Company. The $25.0 million Trust Preferred Securities issued by the Trust will remain on the records of the Trust. The Trust Preferred Securities are included in Tier I capital for regulatory capital purposes.

The Trust Preferred Securities have a variable interest rate of 1.65% over the 3-month LIBOR, and are mandatorily redeemable upon the 30-year term of the debentures, or upon earlier redemption as provided in the Indenture. The debentures are callable, in whole or in part, after five years of the issuance date. The Company did not incur a placement or annual trustee fee related to the issuance. The securities are subordinate to all other debt of the Company and interest may be deferred up to five years.

On July 11, 2012, the Company notified security holders that it was exercising its right to defer the payment of interest on its Trust Preferred Securities for a period of up to five years. Accrued but unpaid interest on such securities was $729,000 and $225,000 at September 30, 2013 and 2012, respectively.